Supplement dated April 30, 2015 to the
Class A, Class C and Class I Prospectuses dated November 4, 2014;
Class W Prospectus dated November 21, 2014;
Class U and Class T Prospectuses dated February 10, 2015; and
 Class D Prospectus dated February 10, 2015, as supplemented on March 31, 2015 (collectively, the “Prospectus”)

Effective immediately, in the Prospectus, the second paragraph under the sub-heading “Private Real Estate Investment Funds” under the heading “The Adviser’s Strategy” in the section entitled “INVESTMENT OBJECTIVES, POLICIES AND STRATEGIES” is replaced with the following:

Under normal circumstances, the Fund anticipates that it will invest up to approximately 65% of its gross assets in Private Real Estate Investment Funds. The Fund’s investments in Private Real Estate Investment Funds are intended to generate higher absolute returns than are typically available from investing in Public REITs or Public Investment Funds, but also may entail a higher risk profile. In addition, the Fund’s investments in Private Real Estate Investment Funds are intended to deliver returns which have a low to moderate correlation to the broader equity markets. Private Real Estate Investment Funds have less pressure to make quarterly distributions, can be more opportunistic and can have a longer investment term.

This Supplement, the Prospectus, and Statement of Additional Information dated February 10, 2015 provide relevant information for all shareholders and should be retained for future reference.  These documents have been filed with the Securities and Exchange Commission and are incorporated herein by reference.  These documents can be obtained without charge by calling toll-free 1-855-747-9559 or by visiting www.RREDIF.com.